VANGUARD
PRIMECAP FUND

SEMIANNUAL
REPORT

JUNE 30, 1999

[A MEMBER OF THE VANGUARD GROUP (R) LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

o The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

o The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr.Morgan died on September 2, 1998.

o The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                   [GRAPHIC]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        3

                                   REPORT FROM
                                   THE ADVISER
                                        5

                                   PERFORMANCE
                                     SUMMARY
                                        7

                                  FUND PROFILE
                                        8

                              FINANCIAL STATEMENTS
                                       10

                        All comparative mutual fund data
                         are from Lipper or Morningstar,
                             unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]
John J. Brennan   John C. Bogle
Chairman & CEO    Senior Chairman

Vanguard PRIMECAP Fund earned a stellar total return of +17.8% during the first half of its fiscal year, which ended June 30, 1999, outpacing by substantial margins the returns of its average peer and the Standard & Poor's 500 Index.

         The table below compares PRIMECAP's six-month total return (capital change plus reinvested dividends) with those of the average growth mutual fund and the S&P 500 Index, which is a widely recognized benchmark of large-capitalization stocks. The fund's return is based on an increase in net asset value from $47.66 per share on December 31, 1998, to $55.47 per share on June 30, 1999, and is adjusted for a distribution of $0.62 per share paid from net realized capital gains.

--------------------------------------------------------------------------------
                                                                 TOTAL RETURNS
                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 1999
--------------------------------------------------------------------------------
Vanguard PRIMECAP Fund                                                 +17.8%
--------------------------------------------------------------------------------
Average Growth Fund                                                    +11.7%
--------------------------------------------------------------------------------
S&P 500 Index                                                          +12.4%
--------------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW
The key influences on financial markets during the first half of 1999 were the surprising strength of the U.S. economy's long-running expansion, promising corporate earnings, and increasing signs that a number of shaky foreign economies were on firmer footing. These factors were partly responsible for both broad-based gains in U.S. stocks and increases in interest rates, which sent bond prices lower.
         The U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +11.8%--equivalent to more than a full year's return based on historical norms. But the half-year saw a sharp rotation in market leadership. As the outlook for global economic growth kept improving, there was a notable revival in cyclical stocks--commodity-related companies, machinery makers, and other firms whose profit prospects are most closely tied to the economy's ups and downs. This was a welcome change for cyclicals and other "value" stocks, which had lagged the market not just in the first quarter but for much of the last five years. Within the S&P 500 Index, the value stocks--those generally characterized by above-average dividend yields and below-average price/earnings ratios--carried the day during the second quarter and for the first half of the year, when they gained +14.0% versus a gain of +11.0% for growth stocks.
         For bond investors, a surging economy has a dark side: the possibility that wage pressures and capacity constraints will push up inflation, which diminishes the buying power of future bond interest and principal payments. After treading water in January, interest rates rose throughout the rest of the period. And on the final day of the half-year, the Federal Reserve Board hiked its target for short-term interest rates by 0.25% amid concern that higher inflation would be an inevitable by-product of strong growth. The yield of the benchmark 30-year U.S. Treasury bond rose 86 basis points (0.86 percentage point) on balance to end the six months at 5.96%. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable U.S. bond market, earned a negative return of -1.4% for the six months, as a price decline of -4.4% engendered by the interest rate rise more than offset the +3.0% return from interest income.

PERFORMANCE OVERVIEW
Vanguard PRIMECAP Fund's six-month return of +17.8% was 6.1 percentage points above that of its average peer and 5.4 percentage points higher than that of the S&P 500 Index. This outstanding performance was the result of excellent investment management by our adviser, PRIMECAP Management Company. A large part of our advantage over the index came from the technology sector, where the fund has about one-third of its assets invested, compared with about 17% for the index. The Report From the Adviser, which begins on page 5, provides more details on the fund's holdings.
         The fund's relatively large stake in the producer durables group (about 14% of assets versus about 3% for the index) was also beneficial, as this sector turned in the second-best return among the industry groups in the index for the half-year. The specific stocks chosen by the adviser enhanced the benefit of the sector weighting.
         In achieving its fine performance, the fund overcame several negative factors: subpar selections among stocks in the consumer-discretionary sector (mainly retailers) and an average cash position of roughly 7% (cash acts as a drag on returns when stocks are rising). Especially notable is our surpassing of the S&P 500 Index, considering that the index does not hold cash or incur expenses, which all mutual funds must bear.
         While PRIMECAP's excellent absolute and relative performance is certainly welcome, keep in mind that a double-digit return for a six-month period is well above what should be expected from any investment. Also, it's important to remember that because PRIMECAP strives to outperform the broader market--by emphasizing certain market sectors or particular companies from time to time--its returns will often differ from those of broad market benchmarks. These divergences will sometimes be favorable, as during the past six months, and sometimes unfavorable, as in 1998. Overall, we believe that PRIMECAP's skillful investment management and our significantly lower costs--our annualized expense ratio is nearly 1 percentage point lower than that of the average growth fund--are important advantages in our quest to provide long-term returns that surpass those of similar funds.

IN SUMMARY
Sticking with an investment program diversified across various asset classes (stock funds, bond funds, and short-term reserves) and market segments can be trying at times, particularly when one segment runs ahead of the others and seems to be "the only game in town." But in the long run, investors are well served by portfolios constructed with the knowledge that market leadership can change abruptly and unpredictably. So once you've decided on an investment plan suited to your time horizon, goals, and tolerance for risk, we urge you to "stay the course."
         We look forward to reporting to you on the full 1999 fiscal year in our annual report six months hence.


/S/                      /S/
John C. Bogle            John J. Brennan
Senior Chairman          Chairman and
                         Chief Executive Officer
July 15, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.
         As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.
         Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

U.S. STOCK MARKETS
The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.

--------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                 PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                            6 MONTHS       1 YEAR       5 YEARS*
STOCKS
         S&P 500 Index                        12.4%         22.8%          27.9%
         Russell 2000 Index                    9.3           1.5           15.4
         Wilshire 5000 Index                  11.8          19.5           25.7
         MSCI EAFE Index                       4.1           7.9            8.5
--------------------------------------------------------------------------------
BONDS
         Lehman Aggregate Bond Index          -1.4%          3.2%           7.8%
         Lehman 10 Year Municipal Bond Index  -1.7           2.3            6.8
         Salomon Smith Barney 3-Month
           U.S. Treasury Bill Index            2.2           4.7            5.2
--------------------------------------------------------------------------------
OTHER
         Consumer Price Index                  1.4%          2.0%           2.3%
--------------------------------------------------------------------------------
*Annualized.

         Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

         Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).
         Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS
The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.
         Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS
Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).
         Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

REPORT FROM THE ADVISER

During the first half of 1999, Vanguard PRIMECAP Fund's total return of 17.8% exceeded both the 12.4% return recorded by the unmanaged S&P 500 Index and the 11.7% return of the average growth fund.
         As you may recall, the fund closed 1998 with an exceptional fourth quarter--appreciating 28.8%. In our annual report we cited two significant developments that sparked the rally. First, business activity in Southeast Asia showed signs of recovery. Second, market breadth improved as investors ventured outside a relatively short list of the very largest-capitalization stocks. These important trends persisted throughout the first half of 1999, providing a favorable environment for your fund. PRIMECAP Fund holds the stocks of many companies with significant Southeast Asian exposure, and our average holding has a substantially smaller market cap than the average company in the S&P 500 Index.
         On the heels of a 57.5% gain in 1998, our technology holdings again led the fund's results in the first half of 1999. Roughly one-third of the fund's assets are committed to this sector, with particular emphasis on semiconductors and communications equipment. The outlook for the semiconductor industry has brightened markedly as the profusion of digital appliances continues. Orders are picking up, lead times are lengthening, and excess capacity is being absorbed. This results in much higher profitability for this industry. The stocks of LSI Logic, Xilinx, and Texas Instruments led our semiconductor holdings, producing gains of 186%, 76%, and 68%, respectively.
         Our communications-equipment stocks also enjoyed excellent returns in the period. Here, the leading manufacturers are serving one of the greatest growth markets of this century. The explosive growth of e-commerce and Internet surfing has created a seemingly insatiable demand for network infrastructure, commonly referred to as bandwidth. Also, continued extraordinary growth in the usage of various wireless communication technologies offers unprecedented opportunities for equipment providers. Many of the premier companies serving these markets (Nokia, Ericsson, Motorola, Nortel Networks, and Tellabs) are significant holdings for the fund. These five stocks, which together represent more than 10% of the fund's assets, posted an average gain of nearly 64% during the first half.
         The fund also enjoyed strong performances from technology holdings outside of the semiconductor and communications arenas. Specifically, Adobe Systems, Hewlett-Packard, Sony, and the SABRE Group, which in aggregate account for approximately 10% of the fund's assets, gained an average of about 60% during the six months. Each of these four companies is a leader in its market, with strong brand identity and franchise value.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected profitability.
--------------------------------------------------------------------------------

         Although our exposure to the energy sector is small, our holdings there performed well. Four of our five energy stocks (Burlington Resources, Pogo Producing, Schlumberger, and Union Pacific Resources)
outperformed the overall market. This sector had been out of favor for a long time. However, our interest in it increased as energy prices (adjusted for inflation) neared historic lows and valuations on the stocks became attractive.
         Following a 69% gain in 1997 and a 53% gain in 1998, our holdings in health care have suffered thus far in 1999. Many of the major pharmaceutical companies had benefited from the stock market's obsession with the largest growth stocks. As mentioned previously, this infatuation has waned, and the drug stocks were hurt in the process. Additionally, talk of a prescription drug benefit for Medicare patients has raised concern regarding the industry's future profitability. Our largest holding in the sector, Pharmacia & Upjohn, is one of the smallest of the major pharmaceutical companies. Unlike most of its brethren, Pharmacia & Upjohn has been a relatively poor performer over the last five years. Two years ago, new management joined the company and moved quickly to cut costs and increase operational productivity. The company is well positioned with several new drugs and has few products that will be losing patent protection in the near term. The company has a promising pipeline of products in development, especially the lead compound in the first new class of antibiotics in 30 years. We believe the growth and profitability of Pharmacia & Upjohn over the next five years can be dramatically better than industry observers expect.
         Within the health-care sector, we have marginally increased our commitment to biotechnology stocks. In our opinion, over the last few years the viability of this industry has clearly been validated. Many of these companies have exciting products in the pipeline, with multiple compounds in late-stage clinical trials. They have secured distribution by forging partnerships with the major drug companies. They are also serving as important components of the major pharmaceutical companies' research-and-development efforts, receiving in exchange funding and royalties on future product sales. Despite these attributes, the stocks generally sell at a material discount to the valuations accorded the more traditional drug companies.
         Finally, our significant overweighting in the transportation sector provided a modest increment to our performance during the first half of 1999. Performance within the industry and among our holdings was mixed. For example, among the airlines, Southwest Airlines and AMR surpassed the market averages, gaining 37% and 15%, respectively. However, Delta Air Lines and UAL trailed the averages. Similarly, in the airfreight category, FDX gained an impressive 22%, but Airborne Freight declined 23%.
         We expect the market's expanding breadth to continue and business in Asia to steadily improve. In such an environment, we believe the fund's performance relative to its benchmarks should be favorable.

Howard B. Schow, Portfolio Manager       Theo A. Kolokotrones, Portfolio Manager

Joel P. Fried, Assistant Portfolio       F. Jack Liebau Jr., Assistant Portfolio
Manager                                  Manager


PRIMECAP Management Company

July 9, 1999

PERFORMANCE SUMMARY
PRIMECAP FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1984-JUNE 30, 1999
--------------------------------------------------------------------------------
                           PRIMECAP FUND                              S&P 500
FISCAL          CAPITAL        INCOME         TOTAL                   TOTAL
YEAR            RETURN         RETURN         RETURN                  RETURN
--------------------------------------------------------------------------------
1984              4.9%           0.0%           4.9%                    0.6%
1985             35.6            0.2           35.8                    31.8
1986             21.8            1.7           23.5                    18.7
1987             -3.2            0.9           -2.3                     5.3
1988             13.7            1.0           14.7                    16.6
1989             20.2            1.4           21.6                    31.7
1990             -3.8            1.0           -2.8                    -3.1
1991             31.8            1.3           33.1                    30.5
--------------------------------------------------------------------------------
                           PRIMECAP FUND                              S&P 500
FISCAL          CAPITAL        INCOME         TOTAL                   TOTAL
YEAR            RETURN         RETURN         RETURN                  RETURN
--------------------------------------------------------------------------------
1992              8.2%           0.8%           9.0%                    7.6%
1993             17.6            0.4           18.0                    10.1
1994             10.7            0.7           11.4                     1.3
1995             34.4            1.1           35.5                    37.6
1996             17.5            0.8           18.3                    23.0
1997             36.1            0.7           36.8                    33.4
1998             24.5            0.9           25.4                    28.6
1999*            17.8            0.0           17.8                    12.4
--------------------------------------------------------------------------------
*Six months ended June 30, 1999.
See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                             10 YEARS
                  INCEPTION                         ----------------------------
                    DATE       1 YEAR     5 YEARS    CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
PRIMECAP Fund     11/1/1984    32.06%     29.16%     19.65%     0.92%     20.57%
--------------------------------------------------------------------------------

FUND PROFILE
PRIMECAP FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                           PRIMECAP                      S&P 500
--------------------------------------------------------------------------------
Number of Stocks                              106                            500
Median Market Cap                          $15.5B                         $70.1B
Price/Earnings Ratio                        23.4x                          29.6x
Price/Book Ratio                             3.8x                           5.2x
Yield                                        0.3%                           1.2%
Return on Equity                            18.5%                          22.4%
Earnings Growth Rate                        10.7%                          14.8%
Foreign Holdings                             6.6%                           1.6%
Turnover Rate                                16%*                             --
Expense Ratio                              0.53%*                             --
Cash Reserves                                7.0%                             --

*Annualized.

VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                           PRIMECAP                      S&P 500
--------------------------------------------------------------------------------
R-Squared                                    0.85                          1.00
Beta                                         1.07                          1.00

INVESTMENT FOCUS
--------------------------------------------------------------------------------
STYLE - GROWTH
MARKET CAP - MEDIUM

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                     7.3%
FDX Corp.                                                                   5.1
AMR Corp.                                                                   3.8
Delta Air Lines, Inc.                                                       3.7
Pharmacia & Upjohn, Inc.                                                    3.4
Motorola, Inc.                                                              3.4
Guidant Corp.                                                               3.2
Nortel Networks Corp.                                                       3.2
Intel Corp.                                                                 3.2
Micron Technology, Inc.                                                     3.2
--------------------------------------------------------------------------------
Top Ten                                                                    39.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                     JUNE 30, 1998            JUNE 30, 1999
                                     -------------------------------------------
                                       PRIMECAP         PRIMECAP         S&P 500
                                     -------------------------------------------
Auto & Transportation ................  18.0%            18.1%              2.5%
Consumer Discretionary ...............  10.5              5.2              12.8
Consumer Staples .....................   2.1              0.4               7.8
Financial Services ...................   6.7              1.4              16.5
Health Care ..........................  11.9             13.7              11.1
Integrated Oils ......................   0.0              0.0               5.1
Other Energy .........................   2.8              2.6               1.4
Materials & Processing ...............   6.9              4.3               3.5
Producer Durables ....................   8.2             11.5               3.5
Technology ...........................  32.0             36.7              18.9
Utilities ............................   0.0              0.0              11.3
Other ................................   0.9              6.1               5.6

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRIMECAP FUND                                        SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.0%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (16.8%)
o        FDX Corp.                               13,146,000          $  713,171
o(1)     AMR Corp.                                7,700,000             525,525
(1)      Delta Air Lines, Inc.                    8,800,000             507,100
         Southwest Airlines Co.                   8,705,500             270,959
o        UAL Corp.                                2,300,000             149,500
(1)      Airborne Freight Corp.                   3,400,000              94,138
         Fleetwood Enterprises, Inc.              1,680,600              44,431
         Arvin Industries, Inc.                     780,000              29,542
                                                                      ----------
                                                                      2,334,366
                                                                      ----------
CONSUMER DISCRETIONARY (4.8%)
o        Costco Cos., Inc.                        2,400,000             192,150
(1)      Harcourt General, Inc.                   3,132,200             161,504
o(1)     Neiman Marcus Group Inc.                 3,152,600              80,982
         Manpower Inc.                            2,720,000              61,540
         Dillard's Inc.                           1,241,500              43,608
(1)      The McClatchy Co. Class A                1,000,000              33,125
         Lowe's Cos., Inc.                          438,000              24,829
o        PETsMART, Inc.                           1,930,000              19,782
         Dayton Hudson Corp.                        190,000              12,350
         Block Drug Co. Class A                     278,100              11,593
         NIKE, Inc. Class B                         176,000              11,143
o        GC Cos.                                    200,000               7,150
         The Gap, Inc.                              108,750               5,478
         Mattel, Inc.                               100,000               2,644
o        Filene's Basement Corp.                    985,000               1,416
                                                                      ----------
                                                                        669,294
                                                                      ----------
CONSUMER STAPLES (0.4%)
         Brown-Forman Corp. Class B                 800,000              52,150
                                                                      ----------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
ENERGY (2.4%)
         Schlumberger Ltd.                        1,293,500              82,380
         Burlington Resources, Inc.               1,887,300              81,626
         Union Pacific Resources Group, Inc.      3,900,000              63,619
         Noble Affiliates, Inc.                   2,100,000              59,194
(1)      Pogo Producing Co.                       2,600,000              48,425
                                                                      ----------
                                                                        335,244
                                                                      ----------
FINANCIAL SERVICES (1.3%)
         Torchmark Corp.                          2,600,000              88,725
         Transatlantic Holdings, Inc.               562,500              42,152
         St. Paul Cos., Inc.                      1,100,000              34,994
         City National Corp.                        312,785              11,710
         American International Group, Inc.          40,692               4,763
                                                                      ----------
                                                                        182,344
                                                                      ----------
HEALTH CARE (12.7%)
         Pharmacia & Upjohn, Inc.                 8,397,900             477,106
         Guidant Corp.                            8,621,264             443,456
o(1)     Centocor, Inc.                           5,940,500             276,976
         PE Corp.-PE Biosystems Group             1,300,000             149,175
         Medtronic, Inc.                          1,620,000             126,158
         Johnson & Johnson                        1,100,000             107,800
o        Boston Scientific Corp.                  2,000,000              87,875
         Novartis AG ADR                            755,000              56,059
         Eli Lilly & Co.                            546,640              39,153
o        Biogen, Inc.                                34,600               2,225
o        BioChem Pharma Inc.                         38,200                 716
                                                                      ----------
                                                                      1,766,699
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
MATERIALS & PROCESSING (4.0%)
         Engelhard Corp.                          5,200,000             117,650
         Potash Corp. of Saskatchewan, Inc.       1,800,000              93,150
         Temple-Inland Inc.                       1,300,000              88,725
(1)      MacDermid, Inc.                          1,701,000              79,097
         Sigma-Aldrich Corp.                      2,000,000              68,875
(1)      Granite Construction Co.                 2,100,000              61,556
         OM Group, Inc.                           1,140,000              39,330
         Stepan Co.                                 134,200               3,405
                                                                      ----------
                                                                        551,788
                                                                      ----------
PRODUCER DURABLES (10.7%)
         Nortel Networks Corp.                    5,087,300             441,641
         Pitney Bowes, Inc.                       2,400,000             154,200
         Caterpillar, Inc.                        2,470,000             148,200
(1)      Millipore Corp.                          2,820,000             114,386
o(1)     Plantronics, Inc.                        1,608,000             104,721
(1)      Tektronix, Inc.                          3,400,000             102,638
         Deere & Co.                              2,350,000              93,119
o        Lexmark International Group,Inc.Class A  1,400,000              92,487
o        Nokia Corp. ADR                            800,000              73,250
o        Dionex Corp.                             1,020,000              41,310
         Kennametal, Inc.                         1,260,000              39,060
         Donaldson Co., Inc.                      1,080,000              26,460
         Belden, Inc.                               702,400              16,814
         Pall Corp.                                 750,000              16,641
o        PE Corp.-Celera Genomics Group             650,000              10,522
         Molex, Inc.                                195,312               7,227
         Molex, Inc. Class A                        195,312               6,152
                                                                      ----------
                                                                      1,488,828
                                                                      ----------
TECHNOLOGY (34.2%)
         COMMUNICATIONS TECHNOLOGY (7.1%)
         Motorola, Inc.                           4,981,850             472,030
         LM Ericsson Telephone Co.ADR Class B     9,200,000             303,025
o        Tellabs, Inc.                            2,400,000             162,150
         Corning, Inc.                              600,000              42,075
         LM Ericsson Telephone Co. 4.25 % Cvt. Pfd. 620,000               5,386

         COMPUTER SERVICES, SOFTWARE & SYSTEM (4.2%)
(1)      Adobe Systems, Inc.                      5,190,000             426,391
o(1)     The SABRE Group Holdings, Inc.           2,309,200             158,758
o        Tripos Inc.                                 95,000                 784

         COMPUTER TECHNOLOGY (4.0%)
         Hewlett-Packard Co.                      3,930,000             394,965
         Compaq Computer Corp.                    6,228,925             147,548
o(1)     Evans & Sutherland Computer Corp.          840,000              10,972

ELECTRONICS (2.4%)
         Sony Corp. ADR                           3,019,000             333,222

         ELECTRONICS--SEMICONDUCTORS/COMPONENTS (15.6%)
         Texas Instruments, Inc.                  6,990,000           1,013,550
         Intel Corp.                              7,390,000             439,705
o        Micron Technology, Inc.                 10,900,000             439,406

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRIMECAP FUND                                        SHARES                (000)
--------------------------------------------------------------------------------
o        Xilinx, Inc.                             3,400,000             194,650
o        LSI Logic Corp.                          1,488,700              68,666

         ELECTRONICS--TECHNOLOGY (0.9%)
         Symbol Technologies, Inc.                2,400,000              88,500
o(1)     Coherent, Inc.                           1,800,000              33,525
                                                                      ----------
                                                                      4,735,308
                                                                      ----------
OTHER (5.7%)
         The Seagram Co. Ltd.                     3,100,000             156,163
         Miscellaneous (4.5%)                                           629,895
                                                                      ----------
                                                                        786,058
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
         Cost $6,996,543)                                             12,902,079
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.87%, 7/1/1999                               $967,160             967,160
     4.96%, 7/1/1999--Note G                          3,480               3,480
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (Cost $970,640)                                                    970,640
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
     (Cost $7,967,183)                                               13,872,719
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets--Note C                                                     56,630
Liabilities--Note G                                                     (53,745)
                                                                      ----------
                                                                          2,885
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 250,134,503 outstanding
     $.001 par value shares of beneficial
     interest (unlimited authorization)                             $13,875,604
================================================================================
NET ASSET VALUE PER SHARE                                                $55.47
================================================================================
  *See Note A in Notes to Financial Statements.
  oNon-Income-Producing Security.
  (1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,820,000,000.
  ADR--American Depositary Receipt.
--------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       Amount               Per
                                                        (000)             Share
--------------------------------------------------------------------------------
Paid in Capital                                7,345,493                 $29.37
Undistributed Net
  Investment Income                               23,516                    .09
Accumulated Net
  Realized Gains                                 601,059                   2.40
Unrealized Appreciation--
  Note F                                       5,905,536                  23.61
--------------------------------------------------------------------------------
NET ASSETS                                   $13,875,604                 $55.47
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

---------------------------------------------------------------------------------------
                                                                          PRIMECAP FUND
                                                         SIX MONTHS ENDED JUNE 30, 1999
                                                                                  (000)
---------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
         Dividends*                                                         $   35,514
         Interest                                                               23,649
         Security Lending                                                          494
                                                                             ----------
                  Total Income                                                  59,657
EXPENSES                                                                     ----------
         Investment Advisory Fees--Note B                                       12,256
         The Vanguard Group--Note C
                  Management and Administrative                                 19,431
                  Marketing and Distribution                                     1,038
         Custodian Fees                                                              7
         Auditing Fees                                                               8
         Shareholders' Reports                                                     336
         Trustees' Fees and Expenses                                                10
                                                                             ----------
                  Total Expenses                                                33,086
                  Expenses Paid Indirectly--Note D                                  (4)
                                                                             ----------
                  Net Expenses                                                  33,082
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                           26,575
---------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                602,043
---------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES    1,431,500
---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $2,060,118
=======================================================================================
*Dividend income from affiliated companies was $4,835,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRIMECAP FUND
                                                                                ----------------------------------------
                                                                                      SIX MONTHS                    YEAR
                                                                                           ENDED                   ENDED
                                                                                   JUN. 30, 1999           DEC. 31, 1998
                                                                                           (000)                   (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
         Net Investment Income                                                       $    26,575            $    76,585
         Realized Net Gain                                                               602,043                433,652
         Change in Unrealized Appreciation (Depreciation)                              1,431,500              1,697,719
                                                                                ----------------------------------------
                  Net Increase in Net Assets Resulting from Operations                 2,060,118              2,207,956
                                                                                ----------------------------------------
DISTRIBUTIONS
         Net Investment Income                                                                --                (80,088)
         Realized Capital Gain                                                          (150,153)              (348,822)
                                                                                ----------------------------------------
                  Total Distributions                                                   (150,153)              (428,910)
                                                                                ----------------------------------------
CAPITAL SHARE TRANSACTIONS1
         Issued                                                                        1,350,409              3,038,897
         Issued in Lieu of Cash Distributions                                            146,718                418,210
         Redeemed                                                                       (741,374)            (2,212,430)
                                                                                ----------------------------------------
                  Net Increase from Capital Share Transactions                           755,753              1,244,677
------------------------------------------------------------------------------------------------------------------------
         Total Increase                                                                2,665,718              3,023,723
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
         Beginning of Period                                                          11,209,886              8,186,163
                                                                                ----------------------------------------
         End of Period                                                               $13,875,604            $11,209,886
========================================================================================================================
1Shares Issued (Redeemed)
         Issued                                                                           26,511                 71,476
         Issued in Lieu of Cash Distributions                                              2,967                  9,174
         Redeemed                                                                        (14,553)               (52,348)
                                                                                ----------------------------------------
                  Net Increase in Shares Outstanding                                      14,925                 28,302
========================================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          PRIMECAP FUND
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------

FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                          JUNE 30, 1999        1998       1997         1996         1995          1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $47.66      $39.56     $30.08       $26.23       $19.98        $18.42
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                            .10         .34        .21          .19          .22           .12
         Net Realized and Unrealized Gain (Loss)
                  on Investments                         8.33        9.63      10.77         4.59         6.84          1.97
                                                  ---------------------------------------------------------------------------
                  Total from Investment Operations       8.43        9.97      10.98         4.78         7.06          2.09
                                                  ---------------------------------------------------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income             --         (.35)      (.20)        (.20)        (.22)         (.12)
         Distributions from Realized Capital Gains       (.62)      (1.52)     (1.30)        (.73)        (.59)         (.41)
                                                  ---------------------------------------------------------------------------
                  Total Distributions                    (.62)      (1.87)     (1.50)        (.93)        (.81)         (.53)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $55.47      $47.66     $39.56       $30.08       $26.23        $19.98
=============================================================================================================================
TOTAL RETURN                                           17.85%       25.44%    36.79%       18.31%       35.48%        11.41%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Period (Millions)         $13,876     $11,210     $8,186       $4,204       $3,237        $1,554
         Ratio of Total Expenses to
                  Average Net Assets                   0.53%*       0.51%      0.51%        0.59%        0.58%         0.64%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS                           0.43%*       0.78%      0.69%        0.69%        0.99%         0.79%
         Portfolio Turnover Rate                         16%*         13%        13%          10%           7%            8%
=============================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
         1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
         2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
         3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
         4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
         5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 1999, the advisory fee represented an effective annual rate of 0.20% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 1999, the fund had contributed capital of $1,982,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 2.8% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 1999, custodian fee offset arrangements reduced expenses by $4,000.

E. During the six months ended June 30, 1999, the fund purchased $1,256,289,000 of investment securities and sold $901,486,000 of investment securities, other than temporary cash investments.

F. At June 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,905,536,000, consisting of unrealized gains of $6,163,178,000 on securities that had risen in value since their purchase and $257,642,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at June 30, 1999, was $3,400,000, for which the fund held cash collateral of $3,480,000. Cash collateral received is invested in repurchase agreements.

            TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson
& Johnson; Director of Johnson & JohnsonoMerck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution;
Director of American Express Bank Ltd., The St.
Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics,
Princeton University; Director of Prudential Insurance
Co. of America, Banco Bilbao Gestinova, Baker
Fentress & Co., The Jeffrey Co., and Southern
New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of
McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.

            OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The
Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

          OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]
                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]
                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]
                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28,1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


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Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q592-08/11/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.